Exhibit 10.14

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THIRD AMENDMENT TO
THE ALARM.COM DEALER PROGRAM AGREEMENT
BETWEEN ALARM.COM INCORPORATED
AND MONITRONICS INTERNATIONAL, INC.

THIS THIRD AMENDMENT (the “Amendment”) by and between Alarm.com Incorporated, a company with its principal place of business at 8150 Leesburg Pike, Suite 1400, Vienna, VA 22182 (“Alarm.com”), and Monitronics International, Inc., a Delaware company with its principal place of business at 1990 Wittington Place, Dallas, TX 75234 (“Monitronics”), hereby amends the October 22, 2007 Alarm.com Agreement (“Agreement”), as amended, by and between Monitronics and Alarm.com. In the event of a conflict between any provisions of the Agreement, as amended, and this Amendment, the provisions of this Amendment shall prevail. Capitalized terms used herein without definition have the meanings assigned to them in the Agreement.

WHEREAS, Alarm.com and Monitronics are parties to the Agreement, as amended by way of Amendment No. 1 dated January 15, 2008 and the Second Amendment dated February 25, 2013;

WHEREAS, Alarm.com and Monitronics desire to amend and supplement certain provisions of the Agreement, as amended, on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, Alarm.com and Monitronics agree as follows:

1.AMENDMENTS RELATING TO THE ALARM.COM SERVICES

1.1    Amendment Effective Date. All price adjustments reflected in this Amendment shall be effective for new accounts created on or after the first day of the month in which this agreement has been signed by both parties (“Amendment Effective Date”). For the avoidance of doubt, for all accounts owned by Monitronics and created prior to the Amendment Effective Date, Monitronics’ existing pricing shall remain in effect, except as allowed by Section 1.5 (Upgrade Conversion Pricing). Further, the provisions in Section 1.4 shall apply to the […***…] of […***…].

1.2    High Volume Pricing Qualification. Monitronics desires to obtain the advantage of certain lower prices for Alarm.com Services that can be offered by Alarm.com. Alarm.com desires to see ongoing new account production by Monitronics and the Monitronics Dealers. Alarm.com shall offer its high volume

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

pricing set forth in Schedule A to Monitronics, as well as the other incentives contained in this Section 1, for all accounts owned by Monitronics and created by Monitronics or a third party on Monitronics’ behalf on or after the Amendment Effective Date ([…***…]) so long as either (a) the cumulative percentage of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date exceeds […***…]% of the cumulative number of […***…] accounts (regardless of whether […***…] is the […***…] or a […***…]) activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date, or (b) the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date exceeds […***…] ([…***…]) per month (the “Account Production Threshold”). Bulk purchases of accounts are excluded from the high volume pricing qualification calculations set forth above.
1.3     Bulk Purchase Pricing. If, following the Amendment Effective Date, Monitronics purchases accounts in a bulk acquisition, the following pricing shall apply to said accounts:
(a)     If the account was created on or after the Amendment Effective Date, and in the […***…] the […***…] the […***…] the […***…], then the rate charged for said account shall be the rate set forth on Schedule A.
(b)     For all other bulk accounts not covered by paragraph 1.3 (a) above, if Monitronics or a third party on Monitronic’s behalf has created at least […***…] accounts per month for the […***…] ([…***…]) months, the rate charged shall be the rate set forth on Schedule B.4.
(c)    For all other bulk purchases not covered by paragraph 1.3(a) and 1.3(b) above, the rate on such accounts shall […***…] be subject to […***…] and shall […***…] at the […***…] to […***…].
Notwithstanding the foregoing, in no event shall pricing on any bulk account be […***…] the rate charged to the […***…] on the respective bulk account.
If the number of accounts acquired in a bulk transaction exceeds […***…] ([…***…]), then Alarm.com shall […***…] on those acquired accounts […***…] over a period of […***…] from the […***…] of […***…] according to the schedule below until the […***…] (as set forth above in paragraphs 1.3 (a) and (b).

[…***…] After the […***…]
	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]%	[…***…]%	[…***…]%	[…***…]%	[…***…]%	[…***…]%

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

. 1.4 […***…] Account Production […***…]. Monitronics shall be […***…] an […***…] in the […***…] a […***…] pursuant to the […***…]. If in any given month Monitronics […***…] this […***…], then it shall receive a […***…] pursuant to the following table.

Monitronics […***…] Level
[…***…] Monthly Service Billing Amount ([…***…])	Discount % […***…]
$0 - $[…***…]mm	[…***…]%
$[…***…]mm - $[…***…]mm	[…***…]%
$[…***…]mm - $[…***…]mm	[…***…]%
$[…***…]mm - $[…***…]mm	[…***…]%
+ Every […***…] $[…***…] Above $[…***…]mm	+ […***…]%

This […***…] will be capped at […***…]%. As of September 30, 2015, the Monitronics […***…] was $[…***…] million, […***…]. By way of example, if in July 2017 Monitronics has achieved the Account Production Threshold, and its August 1, 2017 […***…] is $[…***…] million, then Monitronics will […***…] for and receive a […***…]% […***…] of $[…***…] which will be applied as a […***…]. The […***…], however, shall be […***…] a […***…] of […***…] after the Amendment Effective Date such that […***…] of the […***…] that Monitronics […***…] pursuant to this Section 1.4 shall be […***…] to Monitronics each […***…] until the […***…] is achieved in […***…]. If for example Monitronics […***…] a […***…]% […***…], then Alarm.com shall apply a […***…]% […***…] in […***…] after the Amendment Effective Date, […***…]% in […***…], and so on until in […***…] the […***…]% […***…] is applied.

1.5 2g Upgrade Conversion Pricing. Alarm.com recognizes that Monitronics owns Subscriber accounts whose equipment utilizes the 2g GSM network and that those accounts may need to be upgraded to newer generation technology in the coming years. For any non-Alarm.com 2g account owned by Monitronics, Alarm.com shall […***…] in this replacement initiative by […***…] the […***…] to Monitronics on that account if it is converted to the Alarm.com Services […***…] a […***…] to $[…***…] per month. The $[…***…] per month charge shall be the monthly fee for each such converted account […***…], and shall last for a period of […***…] ([…***…]) billing cycles, at which point the rate charged by Alarm.com for that account shall be the rate set forth on Schedule A or Schedule B, whichever

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

is in effect at such time. Monitronics shall provide to Alarm.com a list of accounts each month which are upgrades of non-Alarm.com 2G accounts which were immediately previously serviced by Monitronics on a third party 2G offering, and inclusive of the Alarm.com Customer ID for such accounts. Such list shall be officially approved by either the CFO or the Senior Vice President of Operations at Monitronics and provided to Alarm.com by the 15th business day of each month (for the previous month’s conversion activity) and Alarm.com shall enroll these customers in the […***…] effective the billing cycle after notification. By way of example, if Monitronics upgraded a non-Alarm.com 2g account to the Alarm.com Services […***…] a […***…] on February 6th, 2016, and Monitronics notified Alarm.com on March 10th, 2016 of such conversion, then Alarm.com would bill Monitronics $[…***…] per month on their next […***…] invoices (or for so long as the account remained active) for that account beginning April 1st, 2016, and on […***…] the rate charged for the account would be […***…] according to […***…] rates with Alarm.com as of […***…] for any features the account is subscribed to.

Furthermore, upon the upgrade of any Alarm.com subscriber account from a 2g to 3g or LTE Alarm.com module, the monthly fee for such subscriber account will be changed to the […***…] rate […***…] at the time of upgrade (i.e., […***…] as a […***…], and shall […***…] in […***…]). For the avoidance of doubt, the conversion of an AT&T 2g account to […***…] shall not be eligible for new pricing and the existing rate for such account shall continue to apply.

1.6 Pricing Changes. If during any month following the Amendment Effective Date, the Account Production Threshold outlined in section 1.2, is not satisfied the following price increases shall take effect:

◦
For each account created in the month immediately after the month in which the Account Production Threshold is not met, the pricing for such accounts shall be increased to the rate set forth in Schedule B (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date. At such time as the Account Production Threshold is again achieved, the rate on newly generated accounts shall be as set forth in Schedule A, however all accounts created during the months in which the Account Production Threshold was not met shall continue to be charged at the rate at which they were created pursuant to Schedule B.

◦	Further, in any month that the Account Threshold is not met and in which Monitronics creates less than […***…] new accounts, (based

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) the […***…], if any, to which Monitronics is entitled pursuant to Section 1.4 shall be […***…] for the respective month as follows:

◦
If Monitronics creates […***…] than […***…] accounts (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) but […***…], (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) Monitronics shall receive […***…]% of the […***…];

◦
If Monitronics creates […***…] or […***…] accounts (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) but […***…], (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) Monitronics shall receive […***…]% of the […***…];

◦
If Monitronics creates […***…] or […***…] accounts, (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date) Monitronics shall receive […***…]% of the […***…].

2.    GENERAL TERMS

2.1    Confidentiality. For the avoidance of doubt, this Amendment forms part of the Agreement and therefore the provision of Section 8.6 of the Agreement shall apply to any disclosure of the existence or terms of this Amendment, including the pricing contemplated hereby.
2.2    Press Release. The parties agree to issue a press release as mutually agreed by the parties.
2.3    Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Alarm.com and Monitronics and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, as amended, all

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of which are ratified or affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle either Alarm.com or Monitronics to consent to, or constitute a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, as amended, in similar or different circumstances. After the Amendment Effective Date, any reference to the Agreement shall mean the Agreement as amended hereby.
2.4    Entire Agreement. This Amendment, together with the Agreement, as amended, contains the entire agreement and understanding between the parties concerning its subject matter. This Amendment supersedes all prior proposals, representations, agreements, and understandings, written or oral, concerning its subject matter. No amendment to this Amendment shall be effective unless it is in writing and signed by the parties.
2.5    […***…]. Except as otherwise set forth in Section 4.1 (a) (i.e., third party telecommunication charges) of the original Agreement dated October 22, 2007, or in the event of verifiable government or regulatory surcharges or taxes, […***…] may […***…] the […***…] in this Amendment without the express written consent of […***…].
2.6    Assent to this Amendment. Monitronics signifies its assent to this Amendment by signing the Amendment in the indicated signature block and faxing or otherwise providing it to Alarm.com. Alarm.com signifies its assent to this Amendment by signing this Amendment and returning it to Monitronics. Alarm.com, at its option, may sign a counterpart of this Agreement other than the counterpart assented to by Monitronics. The parties intend that facsimile signatures shall have the same binding effect as originals. The individual signing on behalf of Monitronics represents and warrants that he or she is a representative of Monitronics duly authorized by to signify assent to this Agreement.
2.7    […***…]. […***…]. At the request of Monitronics, the CFO or CEO of Alarm.com shall certify in writing that Alarm.com is in compliance with its obligations hereunder. As of the date of this Amendment, Alarm.com acknowledges and agrees it is in compliance with this covenant.

2.7 Additional Changes. Except as set forth in the Agreement, as amended, and this Amendment, Alarm.com shall not change the rates for any services to Monitronics without the mutual written consent of Monitronics.

*            *            *            *

** Alarm.com Confidential **

IN WITNESS WHEREOF, this Third Amendment to the Alarm.com Dealer Program Agreement, as amended, has been executed and delivered by the duly authorized officers of the parties hereto on the date first above written.

ALARM.COM INCORPORATED	Monitronics International, inc.
By: /s/ Stephen Trundle	By: /s/ Bruce Mungiguerra
Name: Stephen Trundle	Name: Bruce Mungiguerra
Title: CEO	Title: Senior Vice President Operations
Date: 12/31/2015	Date: 12/31/2015

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule A

[…***…] ALARM SIGNALING AND ENHANCED SERVICES PLAN PRICING

Service	Price
Wireless Signal Forwarding [1]	$[…***…]
Home Center [2]	$[…***…]
Silver Interactive [3]	$[…***…]
Silver Interactive + Automation [4]	$[…***…]
Interactive Gold [5]	$[…***…]
2-Way Voice	$[…***…]
Pro Video [6]	$[…***…]
Video Expansion Packs [7]	$[…***…]
Video 24x7 [8]	$[…***…]

1 Wireless Signal Forwarding (WSF) includes Daily Supervision, Usage Reporting, and Level 1 Smash and Crash and all enterprise management capabilities associated with AirFX as well as the Business Intelligence module.
2 Home Center includes all of the features of Wireless Signal Forwarding, as well as Level 2 Smash and Crash, remote arming, alerts for alarm and other system events, and cellular 2-Way Voice, and 5 day weather as well as severe weather alerts.
3 Silver Interactive includes all of the features of Wireless Signal Forwarding, as well as Level 2 Smash and Crash, remote arming, alerts with up to 30 sensors for alarm events, system events, and non-alarm sensor events, and cellular 2-Way Voice, and 5 day weather and severe weather alerts.
4 Silver Interactive + Automation includes all of the features of Silver Interactive as well as automation of thermostats, lights, locks, and garage doors.
5 Interactive Gold includes all of the features of Silver Interactive + Automation as well as Image Sensor photo notifications and Identity Theft Protection.
6 Pro Video includes support for up to 4 cameras, with 1,000 clips of cloud storage and 1,000 clip uploads per month.
7 Video Expansion Packs require a Pro Video subscription and allow support for up to an additional 4 cameras, as well as 5,000 clips of cloud storage and 5,000 clip uploads per month.
8 Video 24x7 provides continuous recording service, and requires a Pro Video subscription and a Streaming Video Recorder.

In addition to the above capabilities, the following business tools will be included at […***…] to Monitronics: […***…], and […***…].

Alarm.com will charge an […***…] of up to $[…***…] per […***…] for each of […***…], and […***…] accounts when used in […***…].

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule B

Pricing for Accounts when Account Production Threshold Not Met

1.
Pricing for […***…] accounts if […***…] creation rate is between […***…] and […***…] (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date)

Wireless Signal Forwarding    $    […***…]
Home Center    $    […***…]
Silver Interactive    $ […***…]
Silver Interactive + Automation    $ […***…]
Interactive Gold    $    […***…]
2-Way Voice    $    […***…]
Pro Video*    $    […***…]
Video Expansion Packs    $    […***…]
Video 24x7    $    […***…]

2.
Pricing for […***…] accounts if […***…] creation rate is between […***…] and […***…] accounts (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date)

Wireless Signal Forwarding    $    […***…]
Home Center    $    […***…]
Silver Interactive    $ […***…]
Silver Interactive + Automation    $ […***…]
Interactive Gold    $    […***…]
2-Way Voice    $    […***…]
Pro Video*    $    […***…]
Video Expansion Packs    $    […***…]
Video 24x7    $    […***…]

3.
Pricing for […***…] accounts if […***…] creation rate is between […***…] and […***…] accounts (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date)

Wireless Signal Forwarding    $    […***…]
Home Center    $    […***…]
Silver Interactive    $ […***…]
Silver Interactive + Automation    $ […***…]
Interactive Gold    $    […***…]
2-Way Voice    $    […***…]
Pro Video*    $    […***…]
Video Expansion Packs    $    […***…]
Video 24x7    $    […***…]

** Alarm.com Confidential **

*** Confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.
Pricing for […***…] accounts if […***…] creation rate is […***…] accounts (based on the […***…] of Alarm.com accounts activated by Monitronics or a third party on Monitronics’ behalf after the Amendment Effective Date)

Wireless Signal Forwarding    $    […***…]
Home Center    $    […***…]
Silver Interactive    $ […***…]
Silver Interactive + Automation    $ […***…]
Interactive Gold    $    […***…]
2-Way Voice    $    […***…]
Pro Video*    $    […***…]
Video Expansion Packs    $    […***…]
Video 24x7                 $ […***…]

** Alarm.com Confidential **